Exhibit 99.2

                        FARMERS CAPITAL BANK CORPORATION

                                    as Issuer

                                    INDENTURE

                           Dated as of August 14, 2007

                            WILMINGTON TRUST COMPANY

                                   as Trustee

        FIXED/FLOATING RATE JUNIOR SUBORDINATED DEBT SECURITIES DUE 2037

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS.............................................................................................1

         Section 1.01               Definitions...................................................................1

ARTICLE II DEBT SECURITIES........................................................................................9

         Section 2.01               Authentication and Dating.....................................................9
         Section 2.02               Form of Trustee's Certificate of Authentication..............................10
         Section 2.03               Form and Denomination of Debt Securities.....................................10
         Section 2.04               Execution of Debt Securities.................................................10
         Section 2.05               Exchange and Registration of Transfer of Debt Securities.....................11
         Section 2.06               Mutilated, Destroyed, Lost or Stolen Debt Securities.........................14
         Section 2.07               Temporary Debt Securities....................................................15
         Section 2.08               Payment of Interest..........................................................15
         Section 2.09               Cancellation of Debt Securities Paid, etc....................................16
         Section 2.10               Computation of Interest......................................................17
         Section 2.11               Extension of Interest Payment Period.........................................18
         Section 2.12               CUSIP Numbers................................................................19
         Section 2.13               Global Debentures............................................................19

ARTICLE III PARTICULAR COVENANTS OF THE COMPANY..................................................................22

         Section 3.01               Payment of Principal, Premium and Interest; Agreed Treatment of the
                                    Debt Securities..............................................................22
         Section 3.02               Offices for Notices and Payments, etc........................................23
         Section 3.03               Appointments to Fill Vacancies in Trustee's Office...........................23
         Section 3.04               Provision as to Paying Agent.................................................23
         Section 3.05               Certificate to Trustee.......................................................24
         Section 3.06               Additional Amounts...........................................................24
         Section 3.07               Compliance with Consolidation Provisions.....................................25
         Section 3.08               Limitation on Dividends......................................................25
         Section 3.09               Covenants as to the Trust....................................................26

ARTICLE IV LISTS ................................................................................................26

         Section 4.01               Securityholders' Lists.......................................................26
         Section 4.02               Preservation and Disclosure of Lists.........................................26
         Section 4.03               Financial and Other Information..............................................28

ARTICLE V REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS............................................................29

         Section 5.01               Events of Default............................................................29
         Section 5.02               Payment of Debt Securities on Default; Suit Therefor.........................31
         Section 5.03               Application of Moneys Collected by Trustee...................................32
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
         Section 5.04               Proceedings by Securityholders...............................................33
         Section 5.05               Proceedings by Trustee.......................................................33
         Section 5.06               Remedies Cumulative and Continuing...........................................33
         Section 5.07               Direction of Proceedings and Waiver of Defaults by Majority of
                                    Securityholders..............................................................34
         Section 5.08               Notice of Defaults...........................................................34
         Section 5.09               Undertaking to Pay Costs.....................................................35

ARTICLE VI CONCERNING THE TRUSTEE................................................................................35

         Section 6.01               Duties and Responsibilities of Trustee.......................................35
         Section 6.02               Reliance on Documents, Opinions, etc.........................................36
         Section 6.03               No Responsibility for Recitals, etc..........................................37
         Section 6.04               Trustee, Authenticating Agent, Paying Agents, Transfer Agents or
                                    Registrar May Own Debt Securities............................................38
         Section 6.05               Moneys to be Held in Trust...................................................38
         Section 6.06               Compensation and Expenses of Trustee.........................................38
         Section 6.07               Officers' Certificate as Evidence............................................39
         Section 6.08               Eligibility of Trustee.......................................................39
         Section 6.09               Resignation or Removal of Trustee............................................40
         Section 6.10               Acceptance by Successor Trustee..............................................41
         Section 6.11               Succession by Merger, etc....................................................42
         Section 6.12               Authenticating Agents........................................................42

ARTICLE VII CONCERNING THE SECURITYHOLDERS.......................................................................43

         Section 7.01               Action by Securityholders....................................................43
         Section 7.02               Proof of Execution by Securityholders........................................44
         Section 7.03               Who Are Deemed Absolute Owners...............................................44
         Section 7.04               Debt Securities Owned by Company Deemed Not Outstanding......................45
         Section 7.05               Revocation of Consents; Future Holders Bound.................................45

ARTICLE VIII SECURITYHOLDERS' MEETINGS...........................................................................45

         Section 8.01               Purposes of Meetings.........................................................45
         Section 8.02               Call of Meetings by Trustee..................................................46
         Section 8.03               Call of Meetings by Company or Securityholders...............................46
         Section 8.04               Qualifications for Voting....................................................46
         Section 8.05               Regulations..................................................................46
         Section 8.06               Voting.......................................................................47
         Section 8.07               Quorum; Actions..............................................................48

ARTICLE IX SUPPLEMENTAL INDENTURES...............................................................................48

         Section 9.01               Supplemental Indentures without Consent of Securityholders...................48
         Section 9.02               Supplemental Indentures with Consent of Securityholders......................50


                                       ii
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
         Section 9.03               Effect of Supplemental Indentures............................................51
         Section 9.04               Notation on Debt Securities..................................................51
         Section 9.05               Evidence of Compliance of Supplemental Indenture to be Furnished to
                                    Trustee......................................................................51

ARTICLE X REDEMPTION OF SECURITIES...............................................................................52

         Section 10.01              Optional Redemption..........................................................52
         Section 10.02              Special Event Redemption.....................................................52
         Section 10.03              Notice of Redemption; Selection of Debt Securities...........................52
         Section 10.04              Payment of Debt Securities Called for Redemption.............................53

ARTICLE XI CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.....................................................53

         Section 11.01              Company May Consolidate, etc., on Certain Terms..............................53
         Section 11.02              Successor Entity to be Substituted...........................................54
         Section 11.03              Opinion of Counsel to be Given to Trustee....................................55

ARTICLE XII SATISFACTION AND DISCHARGE OF INDENTURE..............................................................55

         Section 12.01              Discharge of Indenture.......................................................55
         Section 12.02              Deposited Moneys to be Held in Trust by Trustee..............................56
         Section 12.03              Paying Agent to Repay Moneys Held............................................56
         Section 12.04              Return of Unclaimed Moneys...................................................56

ARTICLE XIII IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.....................................56

         Section 13.01              Indenture and Debt Securities Solely Corporate Obligations...................56

ARTICLE XIV MISCELLANEOUS PROVISIONS.............................................................................57

         Section 14.01              Successors...................................................................57
         Section 14.02              Official Acts by Successor Entity............................................57
         Section 14.03              Surrender of Company Powers..................................................57
         Section 14.04              Addresses for Notices, etc...................................................57
         Section 14.05              Governing Law................................................................57
         Section 14.06              Evidence of Compliance with Conditions Precedent.............................57
         Section 14.07              Business Day Convention......................................................58
         Section 14.08              Table of Contents, Headings, etc.............................................58
         Section 14.09              Execution in Counterparts....................................................58
         Section 14.10              Separability.................................................................58
         Section 14.11              Assignment...................................................................59
         Section 14.12              Acknowledgment of Rights.....................................................59

ARTICLE XV SUBORDINATION OF DEBT SECURITIES......................................................................59
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                                       iii
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
         Section 15.01              Agreement to Subordinate.....................................................59
         Section 15.02              Default on Senior Indebtedness...............................................60
         Section 15.03              Liquidation; Dissolution; Bankruptcy.........................................60
         Section 15.04              Subrogation..................................................................61
         Section 15.05              Trustee to Effectuate Subordination..........................................62
         Section 15.06              Notice by the Company........................................................62
         Section 15.07              Rights of the Trustee; Holders of Senior Indebtedness........................63
         Section 15.08              Subordination May Not Be Impaired............................................63

EXHIBITS

         EXHIBIT A         Form of Debt Security

         EXHIBIT B         Form of Certificate of Officer of the Company

      THIS INDENTURE, dated as of August 14, 2007, between Farmers Capital Bank Corporation, a financial holding company incorporated in the Commonwealth of Kentucky (hereinafter sometimes called the "Company"), and Wilmington Trust Company, a Delaware banking corporation, as trustee (hereinafter sometimes called the "Trustee").

                              W I T N E S S E T H :

      WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its Fixed/Floating Rate Junior Subordinated Debt Securities due 2037 (the "Debt Securities") under this Indenture and to provide, among other things, for the execution and authentication, delivery and administration thereof, the Company has duly authorized the execution of this Indenture.

      NOW, THEREFORE, in consideration of the premises, and the purchase of the Debt Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debt Securities as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01 Definitions.

      The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted in the United States at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Additional Amounts" has the meaning set forth in Section 3.06.

      "Additional Provisions" has the meaning set forth in Section 15.01.

      "Administrative Action" has the meaning specified within the definition of "Tax Event" in this Section 1.01.

      "Applicable Depositary Procedures" means, with respect to any transfer or transaction involving a Book-Entry Capital Security or a Debt Security represented by a Global Debenture, the rules and procedures of the Depositary for such Book-Entry Capital Security or Debt Security represented by a Global Debenture, in each case to the extent applicable to such transaction and as in effect from time to time.

      "Authenticating Agent" means any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.12.

      "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

      "Board of Directors" means the board of directors or the executive committee or any other duly authorized designated officers of the Company.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

      "Book-Entry Capital Security" means a Capital Security the ownership and transfers of which shall be reflected and made, as applicable, through book entries by the Depositary.

      "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in Wilmington, Delaware, The City of New York or Frankfort, Kentucky are permitted or required by law or executive order to close.

      "Calculation Agent" means the Person identified as "Trustee" in the first paragraph hereof with respect to the Debt Securities and the Institutional Trustee with respect to the Trust Securities.

      "Capital Securities" means undivided beneficial interests in the assets of the Trust which are designated as "MMCapSSM" and rank pari passu with Common Securities issued by the Trust; provided, however, that if an Event of Default (as defined in the Declaration) has occurred and is continuing, the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Capital Securities.

      "Capital Securities Guarantee" means the guarantee agreement that the Company will enter into with Wilmington Trust Company or other Persons that operates directly or indirectly for the benefit of holders of Capital Securities of the Trust.

      "Capital Treatment Event" means, if the Company is organized and existing under the laws of the United States or any state thereof or the District of Columbia, the receipt by the Company and the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change in, the laws, rules or regulations of the United States or any political subdivision thereof or therein, or as the result of any official or administrative pronouncement or action or decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of original issuance of the Debt Securities, there is more than an insubstantial risk that the Company will not, within 90 days of the date of such opinion, be entitled to treat Capital Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies), as then in effect and applicable to the Company; provided, however, that the inability of the Company to treat all or any portion of the aggregate Liquidation Amount of the Capital Securities as "Tier 1 Capital" shall not constitute the basis for a Capital Treatment Event if such inability results from the Company having preferred stock, minority interests in consolidated subsidiaries and any other class of security or interest which the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies) may now or hereafter accord "Tier 1 Capital" treatment that, in the aggregate, exceed the amount which may now or hereafter qualify for treatment as "Tier 1 Capital" under applicable capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies); provided, further, however, that the distribution of the Debt Securities in connection with the liquidation of the Trust by the Company shall not in and of itself constitute a Capital Treatment Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event. For the avoidance of doubt, the inability of the Company to treat all or any portion of the aggregate Liquidation Amount of the Capital Securities as "Tier 1 Capital" as a result of the changes effected by the final rule adopted by the Federal Reserve on March 1, 2005 shall not constitute the basis for a Capital Treatment Event.

      "Certificate" means a certificate signed by any one of the principal executive officer, the principal financial officer or the principal accounting officer of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Common Securities" means undivided beneficial interests in the assets of the Trust which are designated as "Common Securities" and rank pari passu with Capital Securities issued by the Trust; provided, however, that if an Event of Default (as defined in the Declaration) has occurred and is continuing, the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Capital Securities.

      "Company" means Farmers Capital Bank Corporation, a financial holding company incorporated in the Commonwealth of Kentucky, and, subject to the provisions of Article XI, shall include its successors and assigns.

      "Debt Security" or "Debt Securities" has the meaning stated in the first recital of this Indenture.

      "Debt Security Register" has the meaning specified in Section 2.05.

      "Declaration" means the Amended and Restated Declaration of Trust of the Trust, dated as of August 14, 2007, as amended or supplemented from time to time.

      "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

      "Defaulted Interest" has the meaning set forth in Section 2.08.

      "Deferred Interest" has the meaning set forth in Section 2.11.

      "Depositary" means an organization registered as a clearing agency under the Exchange Act that is designated as Depositary by the Company. DTC will be the initial Depositary.

      "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with or on behalf of the Depositary.

      "DTC" means The Depository Trust Company, a New York corporation.

      "Event of Default" means any event specified in Section 5.01, which has continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Extension Period" has the meaning set forth in Section 2.11.

      "Federal Reserve" means the Board of Governors of the Federal Reserve System.

      "Global Debenture" means a global certificate that evidences all or part of the Debt Securities the ownership and transfers of which shall be reflected and made, as applicable, through book entries by the Depositary and the Depositary Participants.

      "Indenture" means this Indenture as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both.

      "Institutional Trustee" has the meaning set forth in the Declaration.

      "Interest Payment Date" means February 1, May 1, August 1 and November 1 of each year, commencing on November 1, 2007, subject to Section 14.07.

      "Interest Period" has the meaning set forth in Section 2.08.

      "Interest Rate" means, a per annum rate of interest equal to (1) with respect to any Interest Period prior to the Interest Period commencing on the Interest Payment Date in November, 2012, 6.5975% and (2) with respect to any Interest Period commencing on or after the Interest Payment Date in November, 2012, LIBOR, as determined on the LIBOR Determination Date for such Interest Period plus, 1.32%; provided, however, that the Interest Rate for any Interest Period commencing on or after the Interest Payment Date in November, 2012 may not exceed the highest rate permitted by New York law, as the same may be modified by United States law of general application.

      "Investment Company Event" means the receipt by the Company and the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of a change in law or regulation or written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or, within 90 days of the date of such opinion will be, considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which change becomes effective on or after the date of the original issuance of the Debt Securities.

      "LIBOR" means the London Interbank Offered Rate for three-month U.S. Dollar deposits in Europe as determined by the Calculation Agent according to
Section 2.10(b).

      "LIBOR Banking Day" has the meaning set forth in Section 2.10(b)(i).

      "LIBOR Business Day" has the meaning set forth in Section 2.10(b)(i).

      "LIBOR Determination Date" has the meaning set forth in Section
2.10(b)(i).

      "Liquidation Amount" means the liquidation amount of $1,000 per Trust Security.

      "Major Depository Institution Subsidiary" means any subsidiary of the Company that (i) is a depository institution and (ii) meets the definition of "significant subsidiary" within the meaning of Rule 405 under the Securities Act.

      "Maturity Date" means November 1, 2037, subject to Section 14.07.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman, the President or any Vice President, and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 14.06 if and to the extent required by the provisions of such Section.

      "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or may be other counsel reasonably satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 14.06 if and to the extent required by the provisions of such Section.

      The term "outstanding," when used with reference to Debt Securities, subject to the provisions of Section 7.04, means, as of any particular time, all Debt Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

      (a) Debt Securities theretofore canceled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

      (b) Debt Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); provided, that, if such Debt Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as provided in Articles X and XIV or provision satisfactory to the Trustee shall have been made for giving such notice; and

      (c) Debt Securities paid pursuant to Section 2.06 or in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Section 2.06 unless proof satisfactory to the Company and the Trustee is presented that any such Debt Securities are held by bona fide holders in due course.

      "Optional Redemption Date" has the meaning set forth in Section 10.01.

      "Optional Redemption Price" means an amount in cash equal to 100% of the principal amount of the Debt Securities being redeemed plus unpaid interest accrued on such Debt Securities to the related Optional Redemption Date.

      "Paying Agent" has the meaning set forth in Section 3.04(e).

      "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

      "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

      "Principal Office of the Trustee" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which at all times shall be located within the United States and at the time of the execution of this Indenture shall be Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001.

      "Reference Banks" has the meaning set forth in Section 2.10(b)(ii).

      "Resale Restriction Termination Date" means, with respect to any Debt Security, the date which is the later of (i) two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of
(y) the date of original issuance of such Debt Security and (z) the last date on which the Company or any Affiliate (as defined in Rule 405 under the Securities
Act) of the Company was the holder of such Debt Security (or any predecessor thereto) and (ii) such later date, if any, as may be required by any subsequent change in applicable law.

      "Responsible Officer" means, with respect to the Trustee, any officer within the Principal Office of the Trustee with direct responsibility for the administration of the Indenture, including any vice-president, any assistant vice-president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Principal Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Securityholder," "holder of Debt Securities" or other similar terms, means any Person in whose name at the time a particular Debt Security is registered on the Debt Security Register.

      "Senior Indebtedness" means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed, as well as similar obligations arising from off-balance sheet guarantees and direct credit substitutes and (B) indebtedness evidenced by securities, debentures, notes, bonds or other similar instruments issued by the Company, (ii) all capital lease obligations of the Company, (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business), (iv) all obligations of the Company for the reimbursement of any letter of credit, any banker's acceptance, any security purchase facility, any repurchase agreement or similar arrangement, all obligations associated with derivative products such as interest rate and foreign exchange contracts and commodity contracts, any interest rate swap, any other hedging arrangement, any obligation under options or any similar credit or other transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise and (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), whether the obligations of the type referred to in clauses (i) through (vi) above were incurred on or prior to the date of this Indenture or thereafter incurred, unless, with the prior approval of the Federal Reserve if not otherwise generally approved, it is provided in the instrument creating or evidencing the same or pursuant to which the same is outstanding that such obligations are not superior or are pari passu in right of payment to the Debt Securities; provided, however, that Senior Indebtedness shall not include (A) any debt securities issued to any trust other than the Trust (or a trustee of such trust) that is a financing vehicle of the Company (a "financing entity") in connection with the issuance by such financing entity of equity or other securities in transactions substantially similar in structure to the transactions contemplated hereunder and in the Declaration or (B) any guarantees of the Company in respect of the equity or other securities of any financing entity referred to in clause (A) above.

      "Special Event" means any of a Tax Event, an Investment Company Event or a Capital Treatment Event.

      "Special Redemption Date" has the meaning set forth in Section 10.02.

      "Special Redemption Price" means, with respect to the redemption of any Debt Security following a Special Event, an amount in cash equal to 103.30% of the principal amount of Debt Securities to be redeemed prior to November 1, 2008 and thereafter equal to the percentage of the principal amount of the Debt Securities that is specified below for the Special Redemption Date plus, in each case, unpaid interest accrued thereon to the Special Redemption Date:

Special Redemption During the 12-Month
--------------------------------------
     Period Beginning November 1,                Percentage of Principal Amount
     ----------------------------                ------------------------------

     2008                                                   102.64%

     2009                                                   101.98%

     2010                                                   101.32%

     2011                                                   100.66%

     2012 and thereafter                                    100.00%

      "Subsidiary" means, with respect to any Person, (i) any corporation, at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of the outstanding partnership or similar interests of which shall at the time be owned by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, and
(iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

      "Tax Event" means the receipt by the Company and the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement (including any private letter ruling, technical advice memorandum, regulatory procedure, notice or announcement (an "Administrative Action")) or judicial decision interpreting or applying such laws or regulations, regardless of whether such Administrative Action or judicial decision is issued to or in connection with a proceeding involving the Company or the Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action or decision is enacted, promulgated or announced, in each case on or after the date of original issuance of the Debt Securities, there is more than an insubstantial risk that: (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debt Securities; (ii) if the Company is organized and existing under the laws of the United States or any state thereof or the District of Columbia, interest payable by the Company on the Debt Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to or otherwise required to pay, or required to withhold from distributions to holders of Trust Securities, more than a de minimis amount of other taxes (including withholding taxes), duties, assessments or other governmental charges.

      "Trust" means Farmers Capital Bank Trust III, the Delaware statutory trust, or any other similar trust created for the purpose of issuing Capital Securities in connection with the issuance of Debt Securities under this Indenture, of which the Company is the sponsor.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

      "Trust Securities" means Common Securities and Capital Securities of the Trust.

      "Trustee" means the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder.

      "United States" means the United States of America and the District of Columbia.

      "U.S. Person" has the meaning given to United States Person as set forth in Section 7701(a)(30) of the Code.

                                   ARTICLE II
                                 DEBT SECURITIES

      Section 2.01 Authentication and Dating.

      Upon the execution and delivery of this Indenture, or from time to time thereafter, Debt Securities in an aggregate principal amount not in excess of $23,196,000 may be executed and delivered by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Debt Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, Vice Chairman, President or Chief Financial Officer or one of its Vice Presidents, without any further action by the Company hereunder. In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon a copy of any Board Resolution or Board Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary or other officers with appropriate delegated authority of the Company as the case may be.

      The Trustee shall have the right to decline to authenticate and deliver any Debt Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if a Responsible Officer of the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Securityholders.

      The definitive Debt Securities shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

      Section 2.02 Form of Trustee's Certificate of Authentication.

      The Trustee's certificate of authentication on all Debt Securities shall be in substantially the following form:

      This certificate represents Debt Securities referred to in the within-mentioned Indenture.

                                              Wilmington Trust Company,
                                                  not in its individual capacity
                                                  but solely as trustee


                                              By:
                                                  ------------------------------
                                                  Authorized Officer

      Section 2.03 Form and Denomination of Debt Securities.

      The Debt Securities shall be substantially in the form of Exhibit A hereto. The Debt Securities shall be in registered form without coupons and in minimum denominations of $100,000 and any multiple of $1,000 in excess thereof. The Debt Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

      Section 2.04 Execution of Debt Securities.

      The Debt Securities shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board of Directors, Vice Chairman, President or Chief Financial Officer or one of its Executive Vice Presidents, Senior Vice Presidents or Vice Presidents, under its corporate seal (if legally required) which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise, and which need not be attested. Only such Debt Securities as shall bear thereon a certificate of authentication substantially in the form herein before recited, executed by the Trustee or the Authenticating Agent by the manual or facsimile signature of an authorized officer, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Debt Security executed by the Company shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

      In case any officer of the Company who shall have signed any of the Debt Securities shall cease to be such officer before the Debt Securities so signed shall have been authenticated and delivered by the Trustee or the Authenticating Agent, or disposed of by the Company, such Debt Securities nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Debt Securities had not ceased to be such officer of the Company; and any Debt Security may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Debt Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

      Every Debt Security shall be dated the date of its authentication.

      Section 2.05 Exchange and Registration of Transfer of Debt Securities.

      The Company shall cause to be kept, at the office or agency maintained for the purpose of registration of transfer and for exchange as provided in Section 3.02, a register (the "Debt Security Register") for the Debt Securities issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration and transfer of all Debt Securities as provided in this Article II. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

      Debt Securities to be exchanged may be surrendered at the Principal Office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.02, and the Company shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange therefor, the Debt Security or Debt Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Debt Security at the Principal Office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in
Section 3.02, the Company shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in the name of the transferee or transferees, a new Debt Security for a like aggregate principal amount. Registration or registration of transfer of any Debt Security by the Trustee or by any agent of the Company appointed pursuant to Section 3.02, and delivery of such Debt Security, shall be deemed to complete the registration or registration of transfer of such Debt Security.

      All Debt Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by, a written instrument or instruments of transfer in form satisfactory to the Company and either the Trustee or the Authenticating Agent duly executed by, the holder or such holder's attorney duly authorized in writing.

      No service charge shall be made for any exchange or registration of transfer of Debt Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith other than exchanges pursuant to Section 2.07, Section 9.04 or Section 10.04 not involving any transfer.

      The Company or the Trustee shall not be required to exchange or register a transfer of any Debt Security for a period of 15 days immediately preceding the date of selection of Debt Securities for redemption.

      Notwithstanding the foregoing, Debt Securities may not be transferred prior to the Resale Restriction Termination Date except in compliance with the legend set forth below, unless otherwise determined by the Company in accordance with applicable law, which legend shall be placed on each Debt Security:

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES
ACT) AFTER THE LATER OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE COMPANY, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER", AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR
(E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE INDENTURE, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

      THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

      IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

      THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN DENOMINATIONS OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

      THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC"). THIS OBLIGATION IS SUBORDINATED TO THE CLAIMS OF THE DEPOSITORS AND THE CLAIMS OF GENERAL AND SECURED CREDITORS OF THE COMPANY, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE COMPANY OR ANY OF ITS SUBSIDIARIES AND IS NOT SECURED.

      Section 2.06 Mutilated, Destroyed, Lost or Stolen Debt Securities.

      In case any Debt Security shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, a new Debt Security bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debt Security, or in lieu of and in substitution for the Debt Security so destroyed, lost or stolen. In every case the applicant for a substituted Debt Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Debt Security and of the ownership thereof.

      The Trustee may authenticate any such substituted Debt Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Debt Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debt Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debt Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debt Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

      Every substituted Debt Security issued pursuant to the provisions of this
Section 2.06 by virtue of the fact that any such Debt Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities duly issued hereunder. All Debt Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

      Section 2.07 Temporary Debt Securities.

      Pending the preparation of definitive Debt Securities, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Debt Securities that are typed, printed or lithographed. Temporary Debt Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Debt Securities but with such omissions, insertions and variations as may be appropriate for temporary Debt Securities, all as may be determined by the Company. Every such temporary Debt Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debt Securities. Without unreasonable delay, the Company will execute and deliver to the Trustee or the Authenticating Agent definitive Debt Securities and thereupon any or all temporary Debt Securities may be surrendered in exchange therefor, at the Principal Office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in Section 3.02, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange for such temporary Debt Securities a like aggregate principal amount of such definitive Debt Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Debt Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities authenticated and delivered hereunder.

      Section 2.08 Payment of Interest.

      Each Debt Security will bear interest at the then applicable Interest Rate
(i) in the case of the initial Interest Period, for the period from, and including, the date of original issuance of such Debt Security to, but excluding, the initial Interest Payment Date and (ii) thereafter, for the period from, and including, the first day following the end of the preceding Interest Period to, but excluding, the applicable Interest Payment Date or, in the case of the last Interest Period, the related Optional Redemption Date, Special Redemption Date or Maturity Date, as applicable (each such period, an "Interest Period"), on the principal thereof, on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on Deferred Interest and on any overdue installment of interest (including Defaulted Interest), payable (subject to the provisions of Article XV) on each Interest Payment Date and on the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. Interest and any Deferred Interest on any Debt Security that is payable, and is punctually paid or duly provided for by the Company, on any Interest Payment Date shall be paid to the Person in whose name such Debt Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, except that interest and any Deferred Interest payable on the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, other than any Interest Payment Date shall be paid to the Person to whom principal is paid. In case (i) the Maturity Date of any Debt Security or (ii) any Debt Security or portion thereof is called for redemption and the related Optional Redemption Date or the Special Redemption Date, as the case may be, is subsequent to the regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Debt Security will be paid upon presentation and surrender of such Debt Security.

      Any interest on any Debt Security, other than Deferred Interest, that is payable, but is not punctually paid or duly provided for by the Company, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder, and such Defaulted Interest shall be paid by the Company to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debt Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this paragraph. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest, which shall not be more than fifteen nor less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Debt Security Register, not less than ten days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered on such special record date and thereafter the Company shall have no further payment obligation in respect of the Defaulted Interest.

      Any interest scheduled to become payable on an Interest Payment Date occurring during an Extension Period shall not be Defaulted Interest and shall be payable on such other date as may be specified in the terms of such Debt Securities.

      The term "regular record date", as used in this Section, shall mean the fifteenth day prior to the applicable Interest Payment Date, whether or not such day is a Business Day.

      Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debt Security.

      Section 2.09 Cancellation of Debt Securities Paid, etc.

      All Debt Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Company or any Paying Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly canceled by it, and no Debt Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Debt Securities canceled by any Authenticating Agent shall be delivered to the Trustee. The Trustee shall destroy all canceled Debt Securities unless the Company otherwise directs the Trustee in writing, in which case the Trustee shall dispose of such Debt Securities as directed by the Company. If the Company shall acquire any of the Debt Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the same are surrendered to the Trustee for cancellation.

      Section 2.10 Computation of Interest.

      (a) The amount of interest payable on the Debt Securities will be computed
(i) with respect to any Interest Period prior to the Interest Period commencing on the Interest Payment Date in November, 2012, on the basis of a 360-day year consisting of twelve 30-day months and (ii) with respect to any Interest Period commencing on or after the Interest Payment Date in November, 2012, on the basis of a 360-day year and the actual number of days elapsed in such Interest Period.

      (b) LIBOR shall be determined by the Calculation Agent for each Interest Period commencing on or after the Interest Payment Date in November, 2012 in accordance with the following provisions:

            (i) On the second LIBOR Business Day (provided, that on such day commercial banks are open for business (including dealings in foreign currency deposits) in London (a "LIBOR Banking Day"), and otherwise the next preceding LIBOR Business Day that is also a LIBOR Banking Day) prior to the Interest Payment Date that commences such Interest Period (each such day, a "LIBOR Determination Date"), LIBOR shall equal the rate, as obtained by the Calculation Agent, for three-month U.S. Dollar deposits in Europe, which appears on Telerate (as defined in the International Swaps and Derivatives Association, Inc. 2000 Interest Rate and Currency Exchange Definitions) page 3750 or such other page as may replace such page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date, as reported by Bloomberg Financial Markets Commodities News or any successor service ("Telerate Page 3750"). "LIBOR Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in The City of New York or Wilmington, Delaware are authorized or obligated by law or executive order to be closed. If such rate is superseded on Telerate Page 3750 by a corrected rate before 12:00 noon (London time) on such LIBOR Determination Date, the corrected rate as so substituted will be LIBOR for such LIBOR Determination Date.

            (ii) If, on such LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for three-month U.S. Dollar deposits in Europe (in an amount determined by the Calculation Agent) by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such LIBOR Determination Date made by the Calculation

      Agent to the Reference Banks. If, on such LIBOR Determination Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal the arithmetic mean of such quotations. If, on such LIBOR Determination Date, only one or none of the Reference Banks provide such a quotation, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that at least two leading banks in The City of New York (as selected by the Calculation Agent) are quoting on such LIBOR Determination Date for three-month U.S. Dollar deposits in Europe at approximately 11:00 a.m. (London time) (in an amount determined by the Calculation Agent). As used herein, "Reference Banks" means four major banks in the London interbank market selected by the Calculation Agent.

            (iii) If the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR for such Interest Period shall be LIBOR in effect for the immediately preceding Interest Period.

      (c) All percentages resulting from any calculations on the Debt Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

      (d) On each LIBOR Determination Date, the Calculation Agent shall notify, in writing, the Company and the Paying Agent of the applicable Interest Rate that applies to the related Interest Period. The Calculation Agent shall, upon the request of a holder of any Debt Securities, inform such holder of the Interest Rate that applies to the related Interest Period. All calculations made by the Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Company and the holders of the Debt Securities. The Paying Agent shall be entitled to rely on information received from the Calculation Agent or the Company as to the applicable Interest Rate. The Company shall, from time to time, provide any necessary information to the Paying Agent relating to any original issue discount and interest on the Debt Securities that is included in any payment and reportable for taxable income calculation purposes.

      Section 2.11 Extension of Interest Payment Period.

So long as no Event of Default pursuant to Sections 5.01(b), (e), (f), (g), (h) or (i) of this Indenture has occurred and is continuing, the Company shall have the right, from time to time and without causing an Event of Default, to defer payments of interest on the Debt Securities by extending the interest payment period on the Debt Securities at any time and from time to time during the term of the Debt Securities, for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and further consecutive extensions thereof, is referred to herein as an "Extension Period"). No Extension Period may end on a date other than an Interest Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Interest Rate applicable during such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof. At the end of any Extension Period, the Company shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; provided, however, that during any Extension Period, the Company shall be subject to the restrictions set forth in Section 3.08. Prior to the termination of any Extension Period, the Company may further extend such Extension Period, provided, that no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Company may commence a new Extension Period, subject to the foregoing requirements. The Company must give the Trustee notice of its election to begin or extend an Extension Period no later than the close of business on the fifteenth Business Day prior to the applicable Interest Payment Date. The Trustee shall give notice of the Company's election to begin or extend an Extension Period to the Securityholders, promptly after receipt of notice from the Company of its election to begin or extend an Extension Period.

      Section 2.12 CUSIP Numbers.

      The Company in issuing the Debt Securities may use a "CUSIP" number (if then generally in use), and, if so, the Trustee shall use a "CUSIP" number in notices of redemption as a convenience to Securityholders; provided, that any such notice may state that no representation is made as to the correctness of such number either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP number.

      Section 2.13 Global Debentures.

      (a) Upon the election of an owner of beneficial interests in outstanding Debt Securities, the Debt Securities owned by such beneficial owner shall be issued in the form of one or more Global Debentures. Each Global Debenture issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Debenture or a nominee of such Depositary and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Debenture shall constitute a single Debt Security for all purposes of this Indenture.

      (b) Notwithstanding any other provision in this Indenture, no Global Debenture may be exchanged in whole or in part for Debt Securities in certificated form, and no transfer of a Global Debenture in whole or in part may be, registered in the name of any Person other than the Depositary for such Global Debenture or a nominee thereof unless (i) such Depositary advises the Trustee and the Company in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Debenture, and no qualified successor is appointed by the Company within ninety (90) days of receipt by the Company of such notice, (ii) such Depositary ceases to be a clearing agency registered under the Exchange Act and no successor is appointed by the Company within ninety (90) days after obtaining knowledge of such event or (iii) an Event of Default shall have occurred and be continuing. Upon obtaining knowledge of the occurrence of any event specified in clause (i), (ii) or (iii) above, the Trustee shall notify the Depositary and instruct the Depositary to notify all owners of beneficial interests in such Global Debenture of the occurrence of such event and of the availability of Debt Securities in certificated form to such beneficial owners requesting the same. Upon the issuance of such Debt Securities in certificated form and the registration in the Debt Security Register of such Debt Securities in the names of the holders thereof, the Trustee shall recognize such holders as holders of Debt Securities for all purposes of this Indenture and the Debt Securities.

      (c) If any Global Debenture is to be exchanged for Debt Securities in certificated form or canceled in part, or if a Debt Security in certificated form is to be exchanged in whole or in part for a beneficial interest in any Global Debenture, then either (i) such Global Debenture shall be so surrendered for exchange or cancellation as provided herein or (ii) the principal amount thereof shall be reduced or increased, subject to Section 2.03, by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such Debt Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Debt Security registrar, whereupon the Trustee, in accordance with the Applicable Depositary Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Debenture by the Depositary, accompanied by registration instructions, the Company shall execute and the Trustee shall authenticate and deliver Debt Securities issuable in exchange for such Global Debenture (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee may conclusively rely on, and shall be fully protected in relying on, such instructions.

      (d) Every Debt Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Debenture or any portion thereof shall be authenticated and delivered in the form of, and shall be, a Global Debenture, unless such Debt Security is registered in the name of a Person other than the Depositary for such Global Debenture or a nominee thereof.

      (e) Debt Securities distributed to holders of Book-Entry Capital Securities (as defined in the Declaration) upon the dissolution of the Trust shall be distributed in the form of one or more Global Debentures registered in the name of the Depositary or its nominee, and deposited with the Debt Securities registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the owners of beneficial interests in such Book-Entry Capital Securities. Debt Securities distributed to holders of Capital Securities in certificated form upon the dissolution of the Trust shall be issued in certificated form.

      (f) The Depositary or its nominee, as the registered owner of a Global Debenture, shall be the holder of such Global Debenture for all purposes under this Indenture and the Debt Securities, and owners of beneficial interests in a Global Debenture shall hold such interests pursuant to the Applicable Depositary Procedures. Accordingly, any such owner's beneficial interest in a Global Debenture shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Depositary Participants. The Debt Securities registrar and the Trustee shall be entitled to deal with the Depositary for all purposes of this Indenture relating to a Global Debenture as the sole holder of the Debt Security and shall have no obligation to any beneficial owner of a Global Debenture. Neither the Trustee nor the Debt Securities registrar shall have any liability in respect of any transfers affected by the Depositary or its Depositary Participants.

      (g) The rights of owners of beneficial interests in a Global Debenture shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Depositary Participants.

      (h) No owner of any beneficial interest in any Global Debenture shall have any rights under this Indenture with respect to such Global Debenture, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner and holder of such Global Debenture for all purposes under the Indenture. None of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Debenture or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and such beneficial owners, the operation of customary practices governing the exercise of the rights of the Depositary or its nominee as holder of any Debt Security.

      (i) Global Debentures shall bear the following legend on the face thereof:

      THIS SECURITY IS A GLOBAL DEBENTURE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

      UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                  ARTICLE III
                       PARTICULAR COVENANTS OF THE COMPANY

      Section 3.01 Payment of Principal, Premium and Interest; Agreed Treatment of the Debt Securities.

      (a) The Company covenants and agrees that it will duly and punctually pay or cause to be paid all payments due in respect of the Debt Securities at the place, at the respective times and in the manner provided in this Indenture and the Debt Securities. Payment of the principal of and premium, if any, and interest on the Debt Securities due on the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, will be made by the Company in immediately available funds against presentation and surrender of such Debt Securities. At the option of the Company, each installment of interest on the Debt Securities due on an Interest Payment Date other than the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, may be paid (i) by mailing checks for such interest payable to the order of the holders of Debt Securities entitled thereto as they appear on the Debt Security Register or (ii) by wire transfer of immediately available funds to any account with a banking institution located in the United States designated by such holders to the Paying Agent no later than the related record date. Notwithstanding anything to the contrary contained in this Indenture or any Debt Security, if the Trust or the trustee of the Trust is the holder of any Debt Security, then all payments in respect of such Debt Security shall be made by the Company in immediately available funds when due.

      (b) The Company will treat the Debt Securities as indebtedness, and the interest payable in respect of such Debt Securities (including any Additional Amounts) as interest, for all U.S. federal income tax purposes. All payments in respect of such Debt Securities will be made free and clear of U.S. withholding tax provided, that (i) any beneficial owner thereof that is a "United States person" within the meaning of Section 7701(a)(30) of the Code (A) has provided an Internal Revenue Service Form W-9 (or any substitute or successor form) in the manner required establishing its status as a "United States person" for U.S. federal income tax purposes, and (B) the Internal Revenue Service has neither notified the Issuer that the taxpayer identification number furnished by such beneficial owner is incorrect nor notified the Issuer that there is underreporting by such beneficial owner, and (ii) any beneficial owner thereof that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code has provided an Internal Revenue Service Form W-8 BEN, Internal Revenue Service Form W-8ECI, or Internal Revenue Service Form W-8EXP, as applicable (or any substitute or successor form) in the manner required establishing its non-U.S. status for U.S. federal income tax purposes.

      (c) As of the date of this Indenture, the Company represents that it has no intention to exercise its right under Section 2.11 to defer payments of interest on the Debt Securities by commencing an Extension Period.

      (d) As of the date of this Indenture, the Company represents that the likelihood that it would exercise its right under Section 2.11 to defer payments of interest on the Debt Securities by commencing an Extension Period at any time during which the Debt Securities are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase or make a liquidation payment with respect to, any of its outstanding equity and on the Company's ability to make any payments of principal of or premium, if any, or interest on, or repurchase or redeem, any of its debt securities that rank pari passu in all respects with or junior in interest to the Debt Securities.

      Section 3.02 Offices for Notices and Payments, etc.

      So long as any of the Debt Securities remain outstanding, the Company will maintain in Wilmington, Delaware or in Frankfort, Kentucky an office or agency where the Debt Securities may be presented for payment, an office or agency where the Debt Securities may be presented for registration of transfer and for exchange as provided in this Indenture and an office or agency where notices and demands to or upon the Company in respect of the Debt Securities or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, or specified as contemplated by Section 2.05, such office or agency for all of the above purposes shall be the Principal Office of the Trustee. In case the Company shall fail to maintain any such office or agency in Wilmington, Delaware or in Frankfort, Kentucky, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

      In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside Wilmington, Delaware or Frankfort, Kentucky where the Debt Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in Wilmington, Delaware or in Frankfort, Kentucky for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

      Section 3.03 Appointments to Fill Vacancies in Trustee's Office.

      The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.09, a Trustee, so that there shall at all times be a Trustee hereunder.

      Section 3.04 Provision as to Paying Agent.

      (a) If the Company shall appoint a Paying Agent other than the Trustee, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04,

            (i) that it will hold all sums held by it as such agent for the payment of all payments due on the Debt Securities (whether such sums have been paid to it by the Company or by any other obligor on the Debt Securities) in trust for the benefit of the holders of the Debt Securities;

            (ii) that it will give the Trustee prompt written notice of any failure by the Company (or by any other obligor on the Debt Securities) to make any payment on the Debt Securities when the same shall be due and payable; and

            (iii) that it will, at any time during the continuance of any Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the payments due on the Debt Securities, set aside, segregate and hold in trust for the benefit of the holders of the Debt Securities a sum sufficient to make such payments so becoming due and will notify the Trustee in writing of any failure to take such action and of any failure by the Company (or by any other obligor under the Debt Securities) to make any payment on the Debt Securities when the same shall become due and payable.

      Whenever the Company shall have one or more Paying Agents for the Debt Securities, it will, on or prior to each due date of the payments on the Debt Securities, deposit with a Paying Agent a sum sufficient to pay all payments so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee in writing of its action or failure to act.

      (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Debt Securities, or for any other reason, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or any such Paying Agent, such sums to be held by the Trustee upon the same terms and conditions herein contained.

      (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to Sections 12.03 and 12.04.

      (e) The Company hereby initially appoints the Trustee to act as paying agent for the Debt Securities (the "Paying Agent").

      Section 3.05 Certificate to Trustee.

      The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year, so long as Debt Securities are outstanding hereunder, a Certificate, substantially in the form of Exhibit B attached hereto, stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants of the Company contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

      Section 3.06 Additional Amounts.

      If and for so long as the Trust is the holder of all Debt Securities and is subject to or otherwise required to pay (or is required to withhold from distributions to holders of Trust Securities) any additional taxes (including withholding taxes), duties, assessments or other governmental charges as a result of a Tax Event, the Company will pay such additional amounts (the "Additional Amounts") on the Debt Securities or the Trust Securities, as the case may be, as shall be required so that the net amounts received and retained by the holders of Debt Securities or Trust Securities, as the case may be, after payment of all taxes (including withholding taxes), duties, assessments or other governmental charges, will be equal to the amounts that such holders would have received and retained had no such taxes (including withholding taxes), duties, assessments or other governmental charges been imposed.

      Whenever in this Indenture or the Debt Securities there is a reference in any context to the payment of principal of or premium, if any, or interest on the Debt Securities, such mention shall be deemed to include mention of payments of the Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made, provided, however, that, notwithstanding anything to the contrary contained in this Indenture or any Debt Security, the deferral of the payment of interest during an Extension Period pursuant to
Section 2.11 shall not defer the payment of any Additional Amounts that may be due and payable.

      Section 3.07 Compliance with Consolidation Provisions.

      The Company will not, while any of the Debt Securities remain outstanding, consolidate with, or merge into, any other Person, or merge into itself, or sell, convey, transfer or otherwise dispose of all or substantially all of its property or capital stock to any other Person unless the provisions of Article XI hereof are complied with.

      Section 3.08 Limitation on Dividends.

      If (i) there shall have occurred and be continuing a Default or an Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under the Capital Securities Guarantee or (iii) the Company shall have given notice of its election to defer payments of interest on the Debt Securities by extending the interest payment period as provided herein and such period, or any extension thereof, shall have commenced and be continuing, then the Company may not (A) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (B) make any payment of principal of or premium, if any, or interest on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Debt Securities or (C) make any payment under any guarantees of the Company that rank pari passu in all respects with or junior in interest to the Capital Securities Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company (I) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (II) in connection with a dividend reinvestment or stockholder stock purchase plan or
(III) in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the occurrence of (i), (ii) or (iii) above, (b) as a result of any exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged,
(d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior in interest to such stock).

      Section 3.09 Covenants as to the Trust.

      For so long as such Trust Securities remain outstanding, the Company shall maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Company under this Indenture may succeed to the Company's ownership of such Common Securities. The Company, as owner of the Common Securities, shall use commercially reasonable efforts to cause the Trust
(a) to remain a statutory trust, except in connection with a distribution of Debt Securities to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities or mergers, consolidations or amalgamations, each as permitted by the Declaration, (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes and (c) to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Debt Securities.

                                   ARTICLE IV
                                      LISTS

      Section 4.01 Securityholders' Lists.

      The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

      (a) on each regular record date for an Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of the Debt Securities as of such record date; and

      (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; except that no such lists need be furnished under this Section
4.01 so long as the Trustee is in possession thereof by reason of its acting as Debt Security registrar.

      Section 4.02 Preservation and Disclosure of Lists.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debt Securities (1) contained in the most recent list furnished to it as provided in Section 4.01 or (2) received by it in the capacity of Debt Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

      (b) In case three or more holders of Debt Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debt Securities with respect to their rights under this Indenture or under such Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five Business Days after the receipt of such application, at its election, either:

            (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection
      (a) of this Section 4.02, or

            (ii) inform such applicants as to the approximate number of holders of Debt Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of Debt Securities whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, if permitted or required by applicable law, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of all Debt Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, as permitted or required by applicable law, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Each and every holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee or any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debt Securities in accordance with the provisions of subsection (b) of this
Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

      Section 4.03 Financial and Other Information.

      (a) The Company shall deliver, by hardcopy or electronic transmission, to each Securityholder (i) each Report on Form 10-K and Form 10-Q, if any, prepared by the Company and filed with the Securities and Exchange Commission in accordance with the Exchange Act within 10 Business Days after the filing thereof or (ii) if the Company is (a) not then subject to Section 13 or 15(d) of the Exchange Act (a "Private Entity") or (b) exempt from reporting pursuant to Rule 12g3-2(b) thereunder, the information required by Rule 144A(d)(4) under the Securities Act. Notwithstanding the foregoing, so long as a Holder of the Debt Securities is TWE, Ltd. or an entity that holds a pool of trust preferred securities and/or debt securities as collateral for its securities or a trustee thereof, and the Company is (i) a Private Entity that, on the date of original issuance of the Debt Securities, is required to provide audited consolidated financial statements to its primary regulatory authority, (ii) a Private Entity that, on the date of original issuance of the Debt Securities, is not required to provide audited consolidated financial statements to its primary regulatory authority but subsequently becomes subject to the audited consolidated financial statement reporting requirements of that regulatory authority or (iii) subject to Section 13 or 15(d) of the Exchange Act on the date of original issuance of the Debt Securities or becomes so subject after the date hereof but subsequently becomes a Private Entity, then, within 90 days after the end of each fiscal year, beginning with the fiscal year in which the Debt Securities were originally issued if the Company was then subject to (x) Section 13 or 15(d) of the Exchange Act or (y) audited consolidated financial statement reporting requirements of its primary regulatory authority or, otherwise, the earliest fiscal year in which the Company becomes subject to (1) Section 13 or 15(d) of the Exchange Act or (2) the audited consolidated financial statement reporting requirements of its primary regulatory authority, the Company shall deliver, by hardcopy or electronic transmission, to each Securityholder, unless otherwise provided pursuant to the preceding sentence, (A) a copy of the Company's audited consolidated financial statements (including balance sheet and income statement) covering the related annual period and (B) the report of the independent accountants with respect to such financial statements. In addition to the foregoing, the Company shall deliver to each Securityholder within 30 days after the end of the fiscal year of the Company, Form 1099 or such other annual U.S. federal income tax information statement required by the Code containing such information with regard to the Debt Securities held by such holder as is required by the Code and the income tax regulations of the U.S. Treasury thereunder.

      (b) If and so long as the Holder of the Debt Securities is TWE, Ltd. or an entity that holds a pool of trust preferred securities and/or debt securities or a trustee thereof, the Company will cause copies of its reports on Form FR Y-9C to be delivered to such Holder promptly following their filing with the Federal Reserve.

                                   ARTICLE V
                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS

      Section 5.01 Events of Default.

      The following events shall be "Events of Default" with respect to Debt
Securities:

      (a) the Company defaults in the payment of any interest upon any Debt Security when it becomes due and payable, and continuance of such default for a period of 30 days; for the avoidance of doubt, an extension of any interest payment period by the Company in accordance with Section 2.11 of this Indenture shall not constitute a default under this clause 5.01(a); or

      (b) the Company defaults in the payment of any interest upon any Debt Security, including any Additional Amounts in respect thereof, following the nonpayment of any such interest for twenty or more consecutive Interest Periods; or

      (c) the Company defaults in the payment of all or any part of the principal of (or premium, if any, on) any Debt Securities as and when the same shall become due and payable, whether at maturity, upon redemption, by acceleration of maturity pursuant to Section 5.01 of this Indenture or otherwise; or

      (d) the Company defaults in the performance of, or breaches, any of its covenants or agreements in Sections 3.06, 3.07, 3.08 or 3.09 of this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of not less than 25% in aggregate principal amount of the outstanding Debt Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Company or for any substantial part of its property, or orders the winding-up or liquidation of its affairs and such decree, appointment or order shall remain unstayed and in effect for a period of 90 consecutive days; or

      (f) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

      (g) a court or administrative or governmental agency or body shall enter a decree or order for the appointment of a receiver of a Major Depository Institution Subsidiary or all or substantially all of its property in any liquidation, insolvency or similar proceeding with respect to such Major Depository Institution Subsidiary or all or substantially all of its property; or

      (h) a Major Depository Institution Subsidiary shall consent to the appointment of a receiver for it or all or substantially all of its property in any liquidation, insolvency or similar proceeding with respect to it or all or substantially all of its property; or

      (i) the Trust shall have voluntarily or involuntarily liquidated, dissolved, wound-up its business or otherwise terminated its existence except in connection with (1) the distribution of the Debt Securities to holders of the Trust Securities in liquidation of their interests in the Trust, (2) the redemption of all of the outstanding Trust Securities or (3) mergers, consolidations or amalgamations, each as permitted by the Declaration.

      If an Event of Default specified under clause (b) of this Section 5.01 occurs and is continuing with respect to the Debt Securities, then, in each and every such case, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debt Securities then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal of the Debt Securities and any premium and interest accrued, but unpaid, thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified under clause (e), (f), (g), (h) or
(i) of this Section 5.01 occurs, then, in each and every such case, the entire principal amount of the Debt Securities and any premium and interest accrued, but unpaid, thereon shall ipso facto become immediately due and payable without further action.

      The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Debt Securities shall have become due by acceleration, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debt Securities and all payments on the Debt Securities which shall have become due otherwise than by acceleration (with interest upon all such payments and Deferred Interest, to the extent permitted by law) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other amounts due to the Trustee pursuant to Section 6.06, if any, and (ii) all Events of Default under this Indenture, other than the non-payment of the payments in respect of Debt Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in each and every such case, the holders of a majority in aggregate principal amount of the Debt Securities then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such acceleration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon; provided, however, that if the Debt Securities are held by the Trust or a trustee of the Trust, such waiver or rescission and annulment shall not be effective until the holders of a majority in aggregate liquidation amount of the outstanding Capital Securities of the Trust shall have consented to such waiver or rescission and annulment.

      In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Debt Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Debt Securities shall continue as though no such proceeding had been taken.

      Section 5.02 Payment of Debt Securities on Default; Suit Therefor.

      The Company covenants that upon the occurrence of an Event of Default pursuant to clause (b) of Section 5.01 and upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debt Securities, the whole amount that then shall have become due and payable on all Debt Securities, including Deferred Interest accrued on the Debt Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any other amounts due to the Trustee under Section 6.06. In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Debt Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Debt Securities wherever situated the moneys adjudged or decreed to be payable.

      In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debt Securities under Bankruptcy Law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Debt Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debt Securities shall then be due and payable as therein expressed or by acceleration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debt Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all other amounts due to the Trustee under Section 6.06) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debt Securities, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Debt Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Trustee under Section 6.06.

      Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

      All rights of action and of asserting claims under this Indenture, or under any of the Debt Securities, may be enforced by the Trustee without the possession of any of the Debt Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debt Securities.

      In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Debt Securities, and it shall not be necessary to make any holders of the Debt Securities parties to any such proceedings.

      Section 5.03 Application of Moneys Collected by Trustee.

      Any moneys collected by the Trustee shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Debt Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

      First: To the payment of costs and expenses incurred by, and reasonable fees of, the Trustee, its agents, attorneys and counsel, and of all other amounts due to the Trustee under Section 6.06;

      Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XV;

      Third: To the payment of the amounts then due and unpaid upon Debt Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference or priority of any kind, according to the amounts due upon such Debt Securities; and

      Fourth: The balance, if any, to the Company.

      Section 5.04 Proceedings by Securityholders.

      No holder of any Debt Security shall have any right to institute any suit, action or proceeding for any remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default with respect to the Debt Securities and unless the holders of not less than 25% in aggregate principal amount of the Debt Securities then outstanding shall have given the Trustee a written request to institute such action, suit or proceeding and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding; provided, that no holder of Debt Securities shall have any right to prejudice the rights of any other holder of Debt Securities, obtain priority or preference over any other such holder or enforce any right under this Indenture except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debt Securities.

      Notwithstanding any other provisions in this Indenture, the right of any holder of any Debt Security to receive payment of the principal of and premium, if any, and interest on such Debt Security when due, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 5.05 Proceedings by Trustee.

      In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      Section 5.06 Remedies Cumulative and Continuing.

      Except as otherwise provided in Section 2.06, all powers and remedies given by this Article V to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Debt Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Debt Securities, and no delay or omission of the Trustee or of any holder of any of the Debt Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this
Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

      Section 5.07 Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

      The holders of a majority in aggregate principal amount of the Debt Securities affected at the time outstanding and, if the Debt Securities are held by the Trust or a trustee of the Trust, the holders of a majority in aggregate liquidation amount of the outstanding Capital Securities of the Trust shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such Debt Securities; provided, however, that if the Debt Securities are held by the Trust or a trustee of the Trust, such time, method and place or such exercise, as the case may be, may not be so directed until the holders of a majority in aggregate liquidation amount of the outstanding Capital Securities of the Trust shall have directed such time, method and place or such exercise, as the case may be; provided, further, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if a Responsible Officer of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration of acceleration, or ipso facto acceleration, of the maturity of the Debt Securities, the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding may on behalf of the holders of all of the Debt Securities waive (or modify any previously granted waiver of) any past Default or Event of Default and its consequences, except a default (a) in the payment of principal of or premium, if any, or interest on any of the Debt Securities, (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Debt Security affected, or (c) in respect of the covenants contained in Section 3.09; provided, however, that if the Debt Securities are held by the Trust or a trustee of the Trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of the outstanding Capital Securities of the Trust shall have consented to such waiver or modification to such waiver; provided, further, that if the consent of the holder of each outstanding Debt Security is required, such waiver or modification to such waiver shall not be effective until each holder of the outstanding Capital Securities of the Trust shall have consented to such waiver or modification to such waiver. Upon any such waiver or modification to such waiver, the Default or Event of Default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Debt Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver or modification to such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section, said Default or Event of Default shall for all purposes of the Debt Securities and this Indenture be deemed to have been cured and to be not continuing.

      Section 5.08 Notice of Defaults.

      The Trustee shall, within 90 days after a Responsible Officer of the Trustee shall have actual knowledge or received written notice of the occurrence of a default with respect to the Debt Securities, mail to all Securityholders, as the names and addresses of such holders appear upon the Debt Security Register, notice of all defaults with respect to the Debt Securities known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "default" for the purpose of this Section is hereby defined to be any event specified in Section 5.01, not including periods of grace, if any, provided for therein); provided, that, except in the case of default in the payment of the principal of or premium, if any, or interest on any of the Debt Securities, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders.

      Section 5.09 Undertaking to Pay Costs.

      All parties to this Indenture agree, and each holder of any Debt Security by such holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the outstanding Debt Securities (or, if such Debt Securities are held by the Trust or a trustee of the Trust, more than 10% in liquidation amount of the outstanding Capital Securities), to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Debt Security against the Company on or after the same shall have become due and payable or to any suit instituted in accordance with Section 14.12.

                                   ARTICLE VI
                             CONCERNING THE TRUSTEE

      Section 6.01 Duties and Responsibilities of Trustee.

      With respect to the holders of Debt Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Debt Securities and after the curing or waiving of all Events of Default which may have occurred, with respect to the Debt Securities, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Debt Securities has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct or bad faith, except that:

      (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

            (i) the duties and obligations of the Trustee with respect to the Debt Securities shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to the Debt Securities as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture;

      (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

      (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

      (d) the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Debt Securities unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on the Debt Securities or by any holder of the Debt Securities, except that the Trustee shall be deemed to have knowledge of any Event of Default pursuant to Sections 5.01(a), 5.01(b) or 5.01(c) hereof (other than an Event of Default resulting from the default in the payment of Additional Amounts if the Trustee does not have actual knowledge or written notice that such payment is due and payable) .

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

      Section 6.02 Reliance on Documents, Opinions, etc.

      Except as otherwise provided in Section 6.01:

      (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

      (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

      (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

      (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to the Debt Securities (which has not been cured or waived) to exercise with respect to the Debt Securities such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

      (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Debt Securities affected thereby; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

      Section 6.03 No Responsibility for Recitals, etc.

      The recitals contained herein and in the Debt Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Debt Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds of any Debt Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

      Section 6.04 Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Debt Securities.

      The Trustee, any Authenticating Agent, any Paying Agent, any transfer agent or any Debt Security registrar, in its individual or any other capacity, may become the owner or pledgee of Debt Securities with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, transfer agent or Debt Security registrar.

      Section 6.05 Moneys to be Held in Trust.

      Subject to the provisions of Section 12.04, all moneys received by the Trustee or any Paying Agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys, if any, shall be paid from time to time to the Company upon the written order of the Company, signed by the Chairman of the Board of Directors, the President, the Chief Operating Officer, a Vice President, the Treasurer or an Assistant Treasurer of the Company.

      Section 6.06 Compensation and Expenses of Trustee.

      The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its written request for all documented reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance that arises from its negligence, willful misconduct or bad faith. The Company also covenants to indemnify each of the Trustee (including in its individual capacity) and any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee), except to the extent such loss, damage, claim, liability or expense results from the negligence, willful misconduct or bad faith of such indemnitee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for documented expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debt Securities.

      Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in clause (e), (f), (g), (h) or
(i) of Section 5.01, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

      The provisions of this Section shall survive the resignation or removal of the Trustee and the defeasance or other termination of this Indenture.

      Notwithstanding anything in this Indenture or any Debt Security to the contrary, the Trustee shall have no obligation whatsoever to advance funds to pay any principal of or interest on or other amounts with respect to the Debt Securities or otherwise advance funds to or on behalf of the Company.

      Section 6.07 Officers' Certificate as Evidence.

      Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence, willful misconduct or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

      Section 6.08 Eligibility of Trustee.

      The Trustee hereunder shall at all times be a U.S. Person that is a banking corporation or national association organized and doing business under the laws of the United States of America or any state thereof or of the District of Columbia and authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, or District of Columbia authority. If such corporation or national association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or national association shall be deemed to be its combined capital and surplus as set forth in its most recent records of condition so published.

      The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee, notwithstanding that such corporation or national association shall be otherwise eligible and qualified under this Article.

      In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.09.

      If the Trustee has or shall acquire any "conflicting interest" within the meaning of ss.310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to, this Indenture.

      Section 6.09 Resignation or Removal of Trustee.

      (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof, at the Company's expense, to the holders of the Debt Securities at their addresses as they shall appear on the Debt Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide holder of a Debt Security or Debt Securities for at least six months may, subject to the provisions of Section 5.09, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

      (b) In case at any time any of the following shall occur:

            (i) the Trustee shall fail to comply with the provisions of the last paragraph of Section 6.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Debt Security or Debt Securities for at least six months;

            (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.08 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

            (iii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 5.09, if no successor Trustee shall have been so appointed and have accepted appointment within 30 days of the occurrence of any of (i),
(ii) or (iii) above, any Securityholder who has been a bona fide holder of a Debt Security or Debt Securities for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

      (c) Upon prior written notice to the Company and the Trustee, the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding may at any time remove the Trustee and nominate a successor Trustee, which shall be deemed appointed as successor Trustee unless within ten Business Days after such nomination the Company objects thereto, in which case or in the case of a failure by such holders to nominate a successor Trustee, the Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in subsection (a) of this Section, may petition any court of competent jurisdiction for an appointment of a successor.

      (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor Trustee as provided in
Section 6.10.

      Section 6.10 Acceptance by Successor Trustee.

      Any successor Trustee appointed as provided in Section 6.09 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all of the rights, powers, trusts and duties of the retiring Trustee shall be vested in the successor Trustee, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to the Debt Securities of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of the amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

      No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible and qualified under the provisions of Section 6.08.

      In no event shall a retiring Trustee be liable for the acts or omissions of any successor Trustee hereunder.

      Upon acceptance of appointment by a successor Trustee as provided in this Section, the Company shall mail notice of the succession of such Trustee hereunder to the holders of Debt Securities at their addresses as they shall appear on the Debt Security Register. If the Company fails to mail such notice within ten Business Days after the acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

      Section 6.11 Succession by Merger, etc.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided, that such corporation shall be otherwise eligible and qualified under this Article.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Debt Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Debt Securities so authenticated; and in case at that time any of the Debt Securities shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debt Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debt Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      Section 6.12 Authenticating Agents.

      There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Debt Securities issued upon exchange or registration of transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Debt Securities; provided, however, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Debt Securities. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by federal, state or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

      Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to the Debt Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this Section, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Debt Securities as the names and addresses of such holders appear on the Debt Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

      The Company agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                                  ARTICLE VII
                         CONCERNING THE SECURITYHOLDERS

      Section 7.01 Action by Securityholders.

      Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debt Securities or aggregate liquidation amount of the Capital Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders or holders of Capital Securities, as the case may be, in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Debt Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article VIII or of such holders of Capital Securities duly called and held in accordance with the provisions of the Declaration, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders or holders of Capital Securities, as the case may be, or (d) by any other method the Trustee deems satisfactory.

      If the Company shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such Debt Securities for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Debt Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, and for that purpose the outstanding Debt Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

      Section 7.02 Proof of Execution by Securityholders.

      Subject to the provisions of Sections 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or such Securityholder's agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Debt Securities shall be proved by the Debt Security Register or by a certificate of the Debt Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

      The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

      Section 7.03 Who Are Deemed Absolute Owners.

      Prior to due presentment for registration of transfer of any Debt Security, the Company, the Trustee, any Authenticating Agent, any Paying Agent, any transfer agent and any Debt Security registrar may deem the Person in whose name such Debt Security shall be registered upon the Debt Security Register to be, and may treat such Person as, the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and interest on such Debt Security and for all other purposes; and none of the Company, the Trustee, any Authenticating Agent, any Paying Agent, any transfer agent or any Debt Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon such holder's order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debt Security.

      Section 7.04 Debt Securities Owned by Company Deemed Not Outstanding.

      In determining whether the holders of the requisite aggregate principal amount of Debt Securities have concurred in any direction, consent or waiver under this Indenture, Debt Securities which are owned by the Company or any other obligor on the Debt Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company (other than the Trust) or any other obligor on the Debt Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, provided, that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Debt Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this
Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debt Securities and that the pledgee is not the Company or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

      Section 7.05 Revocation of Consents; Future Holders Bound.

      At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debt Securities specified in this Indenture in connection with such action, any holder (in cases where no record date has been set pursuant to Section 7.01) or any holder as of an applicable record date (in cases where a record date has been set pursuant to Section 7.01) of a Debt Security (or any Debt Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Debt Securities the holders of which have consented to such action may, by filing written notice with the Trustee at the Principal Office of the Trustee and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Debt Security (or so far as concerns the principal amount represented by any exchanged or substituted Debt Security). Except as aforesaid any such action taken by the holder of any Debt Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Debt Security, and of any Debt Security issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or any Debt Security issued in exchange or substitution therefor.

                                  ARTICLE VIII
                            SECURITYHOLDERS' MEETINGS

      Section 8.01 Purposes of Meetings.

      A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

      (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V;

      (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

      (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

      (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Debt Securities under any other provision of this Indenture or under applicable law.

      Section 8.02 Call of Meetings by Trustee.

      The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.01, to be held at such time and at such place in The City of New York, the Borough of Manhattan, or Wilmington, Delaware, as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Debt Securities affected at their addresses as they shall appear on the Debt Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

      Section 8.03 Call of Meetings by Company or Securityholders.

      In case at any time the Company pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Debt Securities, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in Frankfort, Kentucky for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in
Section 8.02.

      Section 8.04 Qualifications for Voting.

      To be entitled to vote at any meeting of Securityholders, a Person shall be (a) a holder of one or more Debt Securities or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more Debt Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

      Section 8.05 Regulations.

      Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Debt Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

      The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote at the meeting.

      Subject to the provisions of Section 7.04, at any meeting each holder of Debt Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Debt Securities held or represented by such holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debt Securities held by such chairman or instruments in writing as aforesaid duly designating such chairman as the Person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

      Section 8.06 Voting.

      The vote upon any resolution submitted to any meeting of holders of Debt Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      Section 8.07 Quorum; Actions.

      The Persons entitled to vote a majority in aggregate principal amount of the Debt Securities then outstanding shall constitute a quorum for a meeting of Securityholders; provided, however, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the holders of not less than a specified percentage in aggregate principal amount of the Debt Securities then outstanding, the Persons holding or representing such specified percentage in aggregate principal amount of the Debt Securities then outstanding will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Securityholders, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 8.02, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the aggregate principal amount of the Debt Securities then outstanding which shall constitute a quorum.

      Except as limited by the proviso in the first paragraph of Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the holders of a majority in aggregate principal amount of the Debt Securities then outstanding; provided, however, that, except as limited by the proviso in the first paragraph of Section 9.02, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action that this Indenture expressly provides may be given by the holders of not less than a specified percentage in outstanding principal amount of the Debt Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the holders of not less than such specified percentage in aggregate principal amount of the Debt Securities then outstanding.

      Any resolution passed or decision taken at any meeting of holders of Debt Securities duly held in accordance with this Section shall be binding on all the Securityholders, whether or not present or represented at the meeting.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

      Section 9.01 Supplemental Indentures without Consent of Securityholders.

      The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto, without the consent of the Securityholders, for one or more of the following purposes:

      (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company, pursuant to Article XI hereof;

      (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of Debt Securities as the Board of Directors shall consider to be for the protection of the holders of such Debt Securities, and to make the occurrence, or the occurrence and continuance, of a Default in any of such additional covenants, restrictions or conditions a Default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after Default (which period may be shorter or longer than that allowed in the case of other Defaults) or may provide for an immediate enforcement upon such Default or may limit the remedies available to the Trustee upon such default;

      (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture, provided, that any such action shall not adversely affect the interests of the holders of the Debt Securities then outstanding;

      (d) to add to, delete from, or revise the terms of Debt Securities, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Debt Securities, including to provide for transfer procedures and restrictions substantially similar to those applicable to the Capital Securities, as required by Section 2.05 (for purposes of assuring that no registration of Debt Securities is required under the Securities Act), provided, that any such action shall not adversely affect the interests of the holders of the Debt Securities then outstanding (it being understood, for purposes of this proviso, that transfer restrictions on Debt Securities substantially similar to those applicable to Capital Securities shall not be deemed to adversely affect the holders of the Debt Securities);

      (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10;

      (f) to make any change (other than as elsewhere provided in this Section) that does not adversely affect the rights of any Securityholder in any material respect; or

      (g) to provide for the issuance of and establish the form and terms and conditions of the Debt Securities, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or the Debt Securities, or to add to the rights of the holders of Debt Securities.

      The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Debt Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

      Section 9.02 Supplemental Indentures with Consent of Securityholders.

      With the consent (evidenced as provided in Section 7.01) of the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding affected by such supplemental indenture, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act, then in effect, applicable to indentures qualified thereunder) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Debt Security then outstanding and affected thereby, (i) change the Maturity Date of any Debt Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate (or manner of calculation of the rate) or extend the time of payment of interest thereon, or reduce (other than as a result of the maturity or earlier redemption of any such Debt Security in accordance with the terms of this Indenture and such Debt Security) or increase the aggregate principal amount of Debt Securities then outstanding, or change any of the redemption provisions, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than United States Dollars, or impair or affect the right of any Securityholder to institute suit for payment thereof, or
(ii) reduce the aforesaid percentage of Debt Securities the holders of which are required to consent to any such supplemental indenture; and provided, further, that if the Debt Securities are held by the Trust or the trustee of the Trust, such supplemental indenture shall not be effective until the holders of a majority in aggregate liquidation amount of the outstanding Capital Securities shall have consented to such supplemental indenture; provided, further, that if the consent of the Securityholder of each outstanding Debt Security is required, such supplemental indenture shall not be effective until each holder of the outstanding Capital Securities shall have consented to such supplemental indenture.

      Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders (and holders of Capital Securities, if required) as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

      Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Debt Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Section 9.03 Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debt Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 9.04 Notation on Debt Securities.

      Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article IX may bear a notation as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debt Securities so modified as to conform, in the opinion of the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Debt Securities then outstanding.

      Section 9.05 Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee.

      The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall, in addition to the documents required by Section 14.06, receive an Officers' Certificate as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX. The Trustee shall also receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article IX is authorized or permitted by, and conforms to, the terms of this Article IX and that it is proper for the Trustee under the provisions of this Article IX to join in the execution thereof.

                                   ARTICLE X
                            REDEMPTION OF SECURITIES

      Section 10.01 Optional Redemption.

      The Company shall have the right, subject to the receipt by the Company of the prior approval from the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve, to redeem the Debt Securities, in whole or (provided that all accrued and unpaid interest has been paid on all Debt Securities for all Interest Periods terminating on or prior to such date) from time to time in part, on any Interest Payment Date on or after November 1, 2012 (each, an "Optional Redemption Date"), at the Optional Redemption Price.

      Section 10.02 Special Event Redemption.

      If a Special Event shall occur and be continuing, the Company shall have the right, subject to the receipt by the Company of prior approval from the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve, to redeem the Debt Securities, in whole but not in part, at any time within 90 days following the occurrence of such Special Event (the "Special Redemption Date"), at the Special Redemption Price.

      Section 10.03 Notice of Redemption; Selection of Debt Securities.

      In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Debt Securities, it shall fix a date for redemption and shall mail, or cause the Trustee to mail (at the expense of the Company), a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debt Securities so to be redeemed as a whole or in part at their last addresses as the same appear on the Debt Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debt Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security.

      Each such notice of redemption shall specify the CUSIP number, if any, of the Debt Securities to be redeemed, the date fixed for redemption, the price (or manner of calculation of the price) at which Debt Securities are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debt Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debt Securities are to be redeemed, the notice of redemption shall specify the numbers of the Debt Securities to be redeemed. In case the Debt Securities are to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities in principal amount equal to the unredeemed portion thereof will be issued.

      Prior to 10:00 a.m., New York City time, on the Optional Redemption Date or the Special Redemption Date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money sufficient to redeem on such date all the Debt Securities so called for redemption at the applicable price therefor, together with unpaid interest accrued to such date.

      The Company will give the Trustee notice not less than 45 nor more than 75 days prior to the date fixed for redemption as to the price at which the Debt Securities are to be redeemed and the aggregate principal amount of Debt Securities to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debt Securities or portions thereof (in integral multiples of $1,000) to be redeemed.

      Section 10.04 Payment of Debt Securities Called for Redemption.

      If notice of redemption has been given as provided in Section 10.03, the Debt Securities or portions of Debt Securities with respect to which such notice has been given shall become due and payable on the related Optional Redemption Date or Special Redemption Date (as the case may be) and at the place or places stated in such notice at the applicable price therefor, together with unpaid interest accrued thereon to said Optional Redemption Date or the Special Redemption Date (as the case may be), and on and after said Optional Redemption Date or the Special Redemption Date (as the case may be) (unless the Company shall default in the payment of such Debt Securities at the redemption price, together with unpaid interest accrued thereon to said date) interest on the Debt Securities or portions of Debt Securities so called for redemption shall cease to accrue. On presentation and surrender of such Debt Securities at a place of payment specified in said notice, such Debt Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable price therefor, together with unpaid interest, if any, accrued thereon to said Optional Redemption Date or the Special Redemption Date (as the case may be); provided, however, that interest payable on any Interest Payment Date on or prior to said Optional Redemption Date or the Special Redemption Date will be paid to the holders on the relevant regular record date.

      Upon presentation of any Debt Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debt Security or Debt Securities of authorized denominations in principal amount equal to the unredeemed portion of the Debt Security so presented.

                                   ARTICLE XI
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

      Section 11.01 Company May Consolidate, etc., on Certain Terms.

      Nothing contained in this Indenture or in the Debt Securities shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of all or substantially all of the property or capital stock of the Company or its successor or successors to any other corporation (whether or not affiliated with the Company or its successor or successors) authorized to acquire and operate the same; provided, however, that the Company hereby covenants and agrees that (i) upon any such consolidation, merger (where the Company is not the surviving corporation), sale, conveyance, transfer or other disposition, the successor entity shall be a corporation organized and existing under the laws of the United States or any state thereof or the District of Columbia (unless such corporation has (1) agreed to make all payments due in respect of the Debt Securities or, if outstanding, the Trust Securities and the Capital Securities Guarantee without withholding or deduction for, or on account of, any taxes, duties, assessments or other governmental charges under the laws or regulations of the jurisdiction of organization or residence (for tax purposes) of such corporation or any political subdivision or taxing authority thereof or therein unless required by applicable law, in which case such corporation shall have agreed to pay such additional amounts as shall be required so that the net amounts received and retained by the holders of such Debt Securities or Trust Securities, as the case may be, after payment of all taxes (including withholding taxes), duties, assessments or other governmental charges, will be equal to the amounts that such holders would have received and retained had no such taxes (including withholding taxes), duties, assessments or other governmental charges been imposed, (2) irrevocably and unconditionally consented and submitted to the jurisdiction of any United States federal court or New York state court, in each case located in the Borough of Manhattan, The City of New York, in respect of any action, suit or proceeding against it arising out of or in connection with this Indenture, the Debt Securities, the Capital Securities Guarantee or the Declaration and irrevocably and unconditionally waived, to the fullest extent permitted by law, any objection to the laying of venue in any such court or that any such action, suit or proceeding has been brought in an inconvenient forum and (3) irrevocably appointed an agent in The City of New York for service of process in any action, suit or proceeding referred to in clause (2) above) and such corporation expressly assumes all of the obligations of the Company under the Debt Securities, this Indenture, the Capital Securities Guarantee and the Declaration and (ii) after giving effect to any such consolidation, merger, sale, conveyance, transfer or other disposition, no Default or Event of Default shall have occurred and be continuing.

      Section 11.02 Successor Entity to be Substituted.

      In case of any such consolidation, merger, sale, conveyance, transfer or other disposition contemplated in Section 11.01 and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and reasonably satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Debt Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company, and thereupon the predecessor entity shall be relieved of any further liability or obligation hereunder or upon the Debt Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debt Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Debt Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Debt Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of the execution hereof.

      Section 11.03 Opinion of Counsel to be Given to Trustee.

      The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall receive, in addition to the Opinion of Counsel required by Section 9.05, an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or other disposition, and any assumption, permitted or required by the terms of this Article XI complies with the provisions of this
Article XI.

                                   ARTICLE XII
                     SATISFACTION AND DISCHARGE OF INDENTURE

      Section 12.01 Discharge of Indenture.

      When (a) the Company shall deliver to the Trustee for cancellation all Debt Securities theretofore authenticated (other than any Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.06) and not theretofore canceled, or (b) all the Debt Securities not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds, which shall be immediately due and payable, sufficient to pay at maturity or upon redemption all of the Debt Securities (other than any Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.06) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of and premium, if any, or interest on the Debt Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 12.04, or (2) paid to any state or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in the case of either clause (a) or (b) above the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.05, 2.06, 3.01, 3.02, 3.04, 6.06, 6.09 and 12.04 hereof, which shall survive until such Debt Securities shall mature or are redeemed, as the case may be, and are paid in full. Thereafter, Sections 6.06, 6.09 and 12.04 shall survive, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debt Securities.

      Section 12.02 Deposited Moneys to be Held in Trust by Trustee.

      Subject to the provisions of Section 12.04, all moneys deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the holders of the particular Debt Securities for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

      Section 12.03 Paying Agent to Repay Moneys Held.

      Upon the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent of the Debt Securities (other than the Trustee) shall, upon demand of the Company, be repaid to the Company or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

      Section 12.04 Return of Unclaimed Moneys.

      Any moneys deposited with or paid to the Trustee or any Paying Agent for payment of the principal of and premium, if any, or interest on Debt Securities and not applied but remaining unclaimed by the holders of Debt Securities for two years after the date upon which the principal of and premium, if any, or interest on such Debt Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on written demand; and the holder of any of the Debt Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease.

                                  ARTICLE XIII
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

      Section 13.01 Indenture and Debt Securities Solely Corporate Obligations.

      No recourse for the payment of the principal of or premium, if any, or interest on any Debt Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any such Debt Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director, employee or agent, as such, past, present or future, of the Company or of any predecessor or successor corporation of the Company, either directly or through the Company or any successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debt Securities.

                                  ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

      Section 14.01 Successors.

      All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns, whether so expressed or not.

      Section 14.02 Official Acts by Successor Entity.

      Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee, officer or other authorized Person of any entity that shall at the time be the lawful successor of the Company.

      Section 14.03 Surrender of Company Powers.

      The Company, by instrument in writing executed by authority of 2/3 (two thirds) of its Board of Directors and delivered to the Trustee, may surrender any of the powers reserved to the Company and thereupon such power so surrendered shall terminate both as to the Company and as to any permitted successor.

      Section 14.04 Addresses for Notices, etc.

      Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Securityholders on the Company may be given or served in writing by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee for such purpose) to the Company at P.O. Box 309, 202 West Main Street, Frankfort, Kentucky 40601,
Attention: Doug Carpenter. Any notice, direction, request or demand by any Securityholder or the Company to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of Wilmington Trust Company at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention: Corporate Capital Markets.

      Section 14.05 Governing Law.

      This Indenture and the Debt Securities shall each be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles of said State other than Section 5-1401 of the New York General Obligations Law.

      Section 14.06 Evidence of Compliance with Conditions Precedent.

      Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with (except that no such Opinion of Counsel is required to be furnished to the Trustee in connection with the authentication and issuance of Debt Securities).

      Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except certificates delivered pursuant to Section 3.05) shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Section 14.07 Business Day Convention.

      Notwithstanding anything to the contrary contained herein, if any Interest Payment Date after the Interest Payment Date in November, 2012, other than the Maturity Date, any Optional Redemption Date or the Special Redemption Date, falls on a day that is not a Business Day, then any interest payable will be paid on, and such Interest Payment Date will be moved to, the next succeeding Business Day, and additional interest will accrue for each day that such payment is delayed as a result thereof. If any Interest Payment Date on or prior to the Interest Payment Date in November, 2012, the Maturity Date, any Optional Redemption Date or the Special Redemption Date falls on a day that is not a Business Day, then the principal, premium, if any, and/or interest payable on such date will be paid on the next succeeding Business Day, and no additional interest will accrue in respect of such payment made on such next succeeding Business Day.

      Section 14.08 Table of Contents, Headings, etc.

      The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

      Section 14.09 Execution in Counterparts.

      This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14.10 Separability.

      In case any one or more of the provisions contained in this Indenture or in the Debt Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debt Securities, but this Indenture and such Debt Securities shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

      Section 14.11 Assignment.

      Subject to Article XI, the Company will have the right at all times to assign any of its rights or obligations under this Indenture and the Debt Securities to a direct or indirect wholly owned Subsidiary of the Company; provided, however, that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

      Section 14.12 Acknowledgment of Rights.

      The Company acknowledges that, with respect to any Debt Securities held by the Trust or a trustee of the Trust, if such trustee of the Trust fails to enforce its rights under this Indenture as the holder of Debt Securities held as the assets of the Trust after the holders of a majority in aggregate liquidation amount of the outstanding Capital Securities of the Trust have so directed in writing such trustee, a holder of record of such Capital Securities may, to the fullest extent permitted by law, institute legal proceedings directly against the Company to enforce such trustee's rights under this Indenture without first instituting any legal proceedings against such trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or premium, if any, on or principal of the Debt Securities on the date such interest, premium, if any, or principal is otherwise due and payable (or, in the case of redemption, on the related Optional Redemption Date or the Special Redemption Date (as the case may be)), the Company acknowledges that a holder of outstanding Capital Securities of the Trust may directly institute a proceeding against the Company for enforcement of payment to such holder directly of the principal of or premium, if any, or interest on the Debt Securities having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date (or Optional Redemption Date or Special Redemption Date (as the case may be)) specified in the Debt Securities.

                                   ARTICLE XV
                        SUBORDINATION OF DEBT SECURITIES

      Section 15.01 Agreement to Subordinate.

      The Company covenants and agrees, and each holder of Debt Securities issued hereunder and under any supplemental indenture (the "Additional Provisions") by such holder's acceptance thereof likewise covenants and agrees, that all Debt Securities shall be issued subject to the provisions of this
Article XV; and each holder of a Debt Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

      The payment by the Company of the payments due on all Debt Securities issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred.

      No provision of this Article XV shall prevent the occurrence of any default or Event of Default hereunder.

      Section 15.02 Default on Senior Indebtedness.

      In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other amount due on any Senior Indebtedness of the Company following any applicable grace period, or in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of a default, and such acceleration has not been rescinded or canceled and such Senior Indebtedness has not been paid in full, then, in either case, no payment shall be made by the Company with respect to the payments due on the Debt Securities.

      In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Securityholder when such payment is prohibited by the preceding paragraph of this Section, such payment shall, subject to Section 15.06, be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

      Section 15.03 Liquidation; Dissolution; Bankruptcy.

      Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on the Debt Securities; and upon any such dissolution, winding-up, liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article XV, shall be paid by the Company, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

      In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing shall be received by the Trustee or any Securityholder before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

      For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Debt Securities to the payment of all Senior Indebtedness of the Company, that may at the time be outstanding, provided, that (a) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (b) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer or other disposition of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XI of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XI of this Indenture. Nothing in Section 15.02 or in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06 of this Indenture.

      Section 15.04 Subrogation.

      Subject to the payment in full of all Senior Indebtedness of the Company, the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until all payments due on the Debt Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Debt Securities be deemed to be a payment or distribution by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are, and are intended, solely for the purposes of defining the relative rights of the holders of the Debt Securities, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

      Nothing contained in this Article XV or elsewhere in this Indenture, any Additional Provisions or in the Debt Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Debt Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debt Securities all payments on the Debt Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debt Securities and creditors of the Company other than the holders of Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Trustee or the holder of any Debt Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

      Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee, subject to the provisions of Article VI of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

      Section 15.05 Trustee to Effectuate Subordination.

      Each Securityholder, by such Securityholder's acceptance thereof, authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

      Section 15.06 Notice by the Company.

      The Company shall give prompt written notice to a Responsible Officer of the Trustee at the Principal Office of the Trustee of any fact known to the Company that would prohibit the making of any payment of moneys to or by the Trustee in respect of the Debt Securities pursuant to the provisions of this
Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee in respect of the Debt Securities pursuant to the provisions of this Article XV unless and until a Responsible Officer of the Trustee at the Principal Office of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or premium, if any, or interest on any Debt Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

      The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness of the Company (or a trustee or representative on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

      Section 15.07 Rights of the Trustee; Holders of Senior Indebtedness.

      The Trustee, in its individual capacity, shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture or any Additional Provisions shall deprive the Trustee of any of its rights as such holder.

      With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture or any Additional Provisions against the Trustee. The Trustee shall not owe or be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

      Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

      Section 15.08 Subordination May Not Be Impaired.

      No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Debt Securities to the holders of such Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (c) release any Person liable in any manner for the collection of such Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company or any other Person.

      Wilmington Trust Company, in its capacity as Trustee, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                                                FARMERS CAPITAL BANK CORPORATION

                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                WILMINGTON TRUST COMPANY,
                                                as Trustee

                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                                       EXHIBIT A

                              FORM OF DEBT SECURITY

                           [FORM OF FACE OF SECURITY]

      [THIS SECURITY IS A GLOBAL DEBENTURE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

      UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES
ACT) AFTER THE LATER OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE HOLDER OF THIS SECURITY OR SUCH

----------
(1) Only applicable if this Debt Security is a Global Debt Security.

INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE COMPANY, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER", AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR
(E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE INDENTURE, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

      THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR

PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

      IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

      THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN DENOMINATIONS OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

      THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC"). THIS OBLIGATION IS SUBORDINATED TO THE CLAIMS OF THE DEPOSITORS AND THE CLAIMS OF GENERAL AND SECURED CREDITORS OF THE COMPANY, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE COMPANY OR ANY OF ITS SUBSIDIARIES AND IS NOT SECURED.

         Fixed/Floating Rate Junior Subordinated Debt Security due 2037

                                       of
                        FARMERS CAPITAL BANK CORPORATION

      Farmers Capital Bank Corporation, a financial holding company incorporated in the Commonwealth of Kentucky (the "Company", which term includes any successor permitted under the Indenture (as defined herein)), for value received, promises to pay to Wilmington Trust Company, not in its individual capacity but solely as Institutional Trustee for Farmers Capital Bank Trust III, a Delaware statutory trust, or registered assigns, the principal amount of ______________ Dollars ($______________) on November 1, 2037 (the "Maturity
Date") (or any Optional Redemption Date or the Special Redemption Date, each as defined herein, or any earlier date of acceleration of the maturity of this Debt Security), and to pay interest on the outstanding principal amount of this Debt Security from August 14, 2007, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on February 1, May 1, August 1 and November 1 of each year, commencing on November 1, 2007 (each, an "Interest Payment Date"), at a per annum rate (the "Interest Rate") equal to (i) with respect to any Interest Period (as defined in the Indenture) prior to the Interest Period commencing on the Interest Payment Date in November, 2012, 6.5975% and (ii) with respect to any Interest Period commencing on or after the Interest Payment Date in November, 2012, LIBOR (as defined in the Indenture), as determined on the LIBOR Determination Date (as defined in the Indenture) for such Interest Period plus 1.32% (the "Interest Rate") (provided that the Interest Rate for any Interest Period commencing on or after the Interest Payment Date in November, 2012 may not exceed the highest rate permitted by New York law, as the same may be modified by United States law of general application) until the principal hereof shall have been paid or duly provided for, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at an annual rate equal to the then applicable Interest Rate, compounded quarterly. The amount of interest payable shall be computed with respect to any Interest Period prior to the Interest Period commencing on the Interest Payment Date in November, 2012, on the basis of a 360-day year consisting of twelve 30-day months and (ii) with respect to any Interest Period commencing on or after the Interest Payment Date in November, 2012, on the basis of a 360-day year and the actual number of days elapsed in such Interest Period.

      The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the "regular record date" for such interest installment, which shall be the fifteenth day prior to such Interest Payment Date, whether or not such day is a Business Day (as defined herein). Any such interest installment (other than Deferred Interest (as defined herein)) not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of the Debt Securities not less than 10 days prior to such special record date, all as more fully provided in the Indenture.

      Payment of the principal of and premium, if any, and interest on this Debt Security due on the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, shall be made in immediately available funds against presentation and surrender of this Debt Security at the office or agency of the Trustee maintained for that purpose in Wilmington, Delaware, or at the office or agency of any other Paying Agent appointed by the Company maintained for that purpose in Wilmington, Delaware or Frankfort, Kentucky. Payment of interest on this Debt Security due on any Interest Payment Date other than the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be, shall be made at the option of the Company by check mailed to the holder thereof at such address as shall appear in the Debt Security Register or by wire transfer of immediately available funds to an account appropriately designated by the holder hereof. Notwithstanding the foregoing, so long as the holder of this Debt Security is the Institutional Trustee, payment of the principal of and premium, if any, and interest on this Debt Security shall be made in immediately available funds when due at such place and to such account as may be designated by the Institutional Trustee. All payments in respect of this Debt Security shall be payable in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

      Notwithstanding anything to the contrary contained herein, if any Interest Payment Date after the Interest Payment Date in November, 2012, other than the Maturity Date, any Optional Redemption Date or the Special Redemption Date, falls on a day that is not a Business Day, then any interest payable will be paid on, and such Interest Payment Date will be moved to, the next succeeding Business Day, and additional interest will accrue for each day that such payment is delayed as a result thereof. If any Interest Payment Date on or prior to the Interest Payment Date in November, 2012, the Maturity Date, any Optional Redemption Date or the Special Redemption Date falls on a day that is not a Business Day, then the principal, premium, if any, and/or interest payable on such date will be paid on the next succeeding Business Day, and no additional interest will accrue in respect of such payment made on such next succeeding Business Day.

      So long as no Event of Default pursuant to Sections 5.01(b), (e), (f),
(g), (h) or (i) of the Indenture has occurred and is continuing, the Company shall have the right, from time to time and without causing an Event of Default, to defer payments of interest on the Debt Securities by extending the interest payment period on the Debt Securities at any time and from time to time during the term of the Debt Securities, for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and further consecutive extensions thereof, is referred to herein as an "Extension Period"). No Extension Period may end on a date other than an Interest Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Interest Rate applicable during such Extension Period, compounded quarterly from the date such

Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. No interest or Deferred Interest (except any Additional Amounts (as defined in the Indenture) that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof. At the end of any Extension Period, the Company shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; provided, however, that during any Extension Period, the Company may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (ii) make any payment of principal of or premium, if any, or interest on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Debt Securities or (iii) make any payment under any guarantees of the Company that rank in all respects pari passu with or junior in respect to the Capital Securities Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company (A) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (B) in connection with a dividend reinvestment or stockholder stock purchase plan or (C) in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to such Extension Period, (b) as a result of any exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged,
(d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any Extension Period, the Company may further extend such Extension Period, provided, that no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Company may commence a new Extension Period, subject to the foregoing requirements. The Company must give the Trustee notice of its election to begin or extend an Extension Period no later than the close of business on the fifteenth Business Day prior to the applicable Interest Payment Date.

      The indebtedness evidenced by this Debt Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Debt Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debt Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee such holder's attorney-in-fact for any and all such purposes. Each holder hereof, by such holder's acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

      The Company waives diligence, presentment, demand for payment, notice of nonpayment, notice of protest, and all other demands and notices.

      This Debt Security shall not be entitled to any benefit under the Indenture hereinafter referred to and shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

      The provisions of this Debt Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Debt Security may contain more than one counterpart of the signature page and this Debt Security may be executed and authenticated by the affixing of the signature of a proper officer of the Company, and the signature of the Trustee providing authentication, to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though the Company had executed, and the Trustee had authenticated, a single signature page.

      IN WITNESS WHEREOF, the Company has duly executed this certificate.


                                              FARMERS CAPITAL BANK CORPORATION

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


Dated: ______________________, ____


                          CERTIFICATE OF AUTHENTICATION

      This certificate represents Debt Securities referred to in the within-mentioned Indenture.


                                  WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as the Trustee

                                  By:
                                      ------------------------------------------
                                      Authorized Officer


Dated:  ______________________, ____

                          [FORM OF REVERSE OF SECURITY]

      This Debt Security is one of a duly authorized series of debt securities of the Company (collectively, the "Debt Securities"), all issued or to be issued pursuant to an Indenture (the "Indenture"), dated as of August 14, 2007, duly executed and delivered between the Company and Wilmington Trust Company, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debt Securities of which this Debt Security is a part.

      Upon the occurrence and continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event (each, a "Special Event"), the Company shall have the right to redeem this Debt Security, at its option, in whole with all other Debt Securities but not in part, at any time, within 90 days following the occurrence of such Special Event (the "Special Redemption Date"), at the Special Redemption Price (as defined herein).

      The Company shall also have the right to redeem this Debt Security at its option, in whole or (provided that all accrued and unpaid interest has been paid on all Debt Securities for all Interest Periods terminating on or prior to such date) from time to time in part, on any Interest Payment Date on or after November 1, 2012 (each, an "Optional Redemption Date"), at the Optional Redemption Price (as defined herein).

      Any redemption pursuant to the preceding two paragraphs will be made, subject to receipt by the Company of prior approval from the Board of Governors of the Federal Reserve System (the "Federal Reserve") if then required under applicable capital guidelines or policies of the Federal Reserve, upon not less than 30 days' nor more than 60 days' prior written notice. If the Debt Securities are only partially redeemed by the Company, the Debt Securities will be redeemed pro rata or by any other method utilized by the Trustee. In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

      "Optional Redemption Price" means an amount in cash equal to 100% of the principal amount of this Debt Security being redeemed plus unpaid interest accrued thereon to the related Optional Redemption Date.

      "Special Redemption Price" means, with respect to the redemption of this Debt Security following a Special Event, an amount in cash equal to 103.30% of the principal amount of this Debt Security to be redeemed prior to November 1, 2008 and thereafter equal to the percentage of the principal amount of this Debt Security that is specified below for the Special Redemption Date plus, in each case, unpaid interest accrued thereon to the Special Redemption Date:

Special Redemption During the 12-Month
--------------------------------------
     Period Beginning November 1,                 Percentage of Principal Amount
     ----------------------------                 ------------------------------

     2008                                                   102.64%

     2009                                                   101.98%

     2010                                                   101.32%

     2011                                                   100.66%

     2012 and thereafter                                    100.00%

      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debt Securities may be declared, and, in certain cases, shall ipso facto become, due and payable, and upon any such declaration of acceleration shall become due and payable, in each case, in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding affected thereby, as specified in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities; provided, however, that no such supplemental indenture shall, among other things, without the consent of the holders of each Debt Security then outstanding and affected thereby (i) change the Maturity Date of any Debt Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate (or manner of calculation of the rate) or extend the time of payment of interest thereon, or reduce (other than as a result of the maturity or earlier redemption of any such Debt Security in accordance with the terms of the Indenture and such Debt Security) or increase the aggregate principal amount of Debt Securities then outstanding, or change any of the redemption provisions, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than United States Dollars, or impair or affect the right of any holder to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Debt Securities the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding, on behalf of the holders of all the Debt Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except (a) a default in payments due in respect of any of the Debt Securities, (b) in respect of covenants or provisions of the Indenture which cannot be modified or amended without the consent of the holder of each Debt Security affected, or (c) in respect of the covenants of the Company relating to its ownership of Common Securities of the Trust. Any such consent or waiver by the holder of this Debt Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debt Security and of any Debt Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debt Security.

      No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to make all payments due on this Debt Security at the time and place and at the rate and in the money herein prescribed.

      As provided in the Indenture and subject to certain limitations herein and therein set forth, this Debt Security is transferable by the holder hereof on the Debt Security Register (as defined in the Indenture) of the Company, upon surrender of this Debt Security for registration of transfer at the office or agency of the Trustee in Wilmington, Delaware, or at any other office or agency of the Company in Wilmington, Delaware or Frankfort, Kentucky, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Debt Securities of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge payable in relation thereto as specified in the Indenture.

      Prior to due presentment for registration of transfer of this Debt Security, the Company, the Trustee, any Authenticating Agent, any Paying Agent, any transfer agent and the Debt Security registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Debt Security shall be overdue and notwithstanding any notice of ownership or writing hereon) for the purpose of receiving payment of the principal of and premium, if any, and interest on this Debt Security and for all other purposes, and none of the Company, the Trustee, any Authenticating Agent, any Paying Agent, any transfer agent or any Debt Security registrar shall be affected by any notice to the contrary.

      As provided in the Indenture and subject to certain limitations herein and therein set forth, Debt Securities are exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations, as requested by the holder surrendering the same.

      The Debt Securities are issuable only in registered certificated form without coupons.

      No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer, director, employee or agent, past, present or future, as such, of the Company or of any predecessor or successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

      All terms used but not defined in this Debt Security shall have the meanings assigned to them in the Indenture.

      THIS DEBT SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SAID STATE OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                                                                       EXHIBIT B

                  FORM OF CERTIFICATE OF OFFICER OF THE COMPANY

      Pursuant to Section 3.05 of the Indenture, dated as of August 14, 2007 (as amended or supplemented from time to time, the "Indenture"), between Farmers Capital Bank Corporation, as issuer (the "Company"), and Wilmington Trust Company, as trustee, the undersigned certifies that he/she is a [principal executive officer, principal financial officer or principal accounting officer] of the Company and in the course of the performance by the undersigned of his/her duties as an officer of the Company, the undersigned would normally have knowledge of any default by the Company in the performance of any covenants contained in the Indenture, and the undersigned hereby further certifies that he/she has no knowledge of any default for the fiscal year ending on __________, 20___ [, except as follows: specify each such default and the nature thereof].

      Capitalized terms used herein, and not otherwise defined herein, have the respective meanings assigned thereto in the Indenture.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ____________, 20____.


                                               ---------------------------------
                                               Name:
                                               Title:


                                      B-1